2016 Third Quarter Earnings Presentation October 19, 2016 NASDAQ: OKSB

Forward Looking Statements 2 We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include: •Statements of Southwest's goals, intentions, and expectations; •Estimates of risks and of future costs and benefits; •Expectations regarding our future financial performance and the financial performance of our operating segments; •Expectations regarding regulatory actions; •Expectations regarding our ability to utilize tax loss benefits; •Expectations regarding our stock repurchase program; •Expectations regarding dividends; •Expectations regarding acquisitions and divestitures; •Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; •Estimates of the value of assets held for sale or available for sale; and •Statements of our ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the “Risk Factors” contained in Southwest’s reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Net income was $4.3 million, or $0.23 per diluted share, compared to $4.1 million, or $0.22 per diluted share, in the third quarter of 2015. Total loans grew to $1.88 billion, or 12.9% annualized, and up 21.4% compared to the third quarter of 2015. We booked $197.9 million (funded $98.2 million) in new loan commitments during the third quarter of 2016 making this quarter our eleventh consecutive quarter of loan growth. The quarterly net interest margin was 3.42% at September 30, 2016 compared to 3.48% at June 30, 2016 and 3.34% at September 30, 2015. Pre-tax, pre-provision income was $8.3 million for the third quarter, an increase of 3.9% from $8.0 million in the second quarter of 2016 and an increase of 29.1% from $6.5 million in the third quarter of 2015. Efficiency ratio, adjusted for restructuring charges, improved to 63.8% for the third quarter of 2016, from 65.7% for the second quarter of 2016 and 68.2% for the third quarter of 2015. Incurred $0.4 million in restructuring charges for branch closures and personnel reductions. Third Quarter 2016 Highlights 3

Third Quarter 2016 Highlights-cont. Our Board approved a cash dividend of $0.08 per share payable on November 15, 2016 to shareholders of record on November 1, 2016. Continue to repurchase shares under our Board of Directors authorized share repurchase program. Our capital ratios all remain strong and well above the criteria for regulatory classification as “well-capitalized”.  4

Credit Quality Highlights Third Quarter 2016 Potential problem loans improved from $64.4 million to $45.5 million, or 2.4% of total portfolio loans, a second consecutive quarter of improvement. Nonperforming loans stood at $24.5 million at September 30, 2016, an increase of $2.2 million from the end of the second quarter. We incurred net charge-offs of $137,000 centered in commercial real estate loans. A provision for loan losses in the amount of $1.7 million was made, changing our reserve position to 1.52% of portfolio loans. 5

Energy Highlights Third Quarter 2016 Total direct energy exposure at 9/30/16 included $83.2 million in commitments and $53.4 million in funded debt, down slightly from $89.5 million and $56.7 million at 6/30/16, respectively. Energy exposure represents 2.8% of our total funded credit portfolio down from 3.1% in the second quarter. The portfolio is advanced 59% to reserve-based credits and 41% to services, similar to prior quarters. Including the specific allocation, the ALLL for energy credits is 6%. Ten reserve-based borrowers with commitments in excess of $1.0 million. Total funded reserve based credits were $31.7 million or 1.7% of our total portfolio. One reserve-based credit of $5.3 million, included in criticized, remains at nonperforming with a $2.7 million allocated reserve. No participations purchased in our reserve-based portfolio. 6

Energy Highlights (continued) The services portfolio has $21.6 million funded with four credits having commitments in excess of $1 million. 79.6% of funded service portfolio is comprised of three credits, all of which are participations purchased from larger banks. One services credit in the amount of $3.3 million was downgraded from special mention to substandard during the SNC review in August. We have 12 direct energy credits representing $30.9 million in commitments and $27.8 million in funded balances that are criticized. This equates to 37.1% of commitments and 52% of funded balances. We continue to stress the portfolio at various levels including $35 oil and $2.15 gas flat as worst case. Could reflect potential need of an additional approximately $4 to $5 million in reserves over time under this scenario. Approved no new energy credits in the third quarter of 2016. 7

Financial Highlights

($ in thousands except per share data)	2013 FY 12/31/13	2014 FY 12/31/14	2015 FY 12/31/15	2015 FQ3 9/30/15	2015 FQ4 12/31/15	2016 FQ1 3/31/16	2016 FQ2 6/30/16	2016 FQ3 9/30/16
Balance Sheet								
Total Assets	1,981,423	1,942,034	2,357,022	2,059,899	2,357,022	2,360,819	2,402,262	2,468,042
Total Gross Loans	1,270,903	1,399,991	1,779,428	1,548,094	1,779,428	1,781,884	1,821,377	1,880,112
Total Deposits	1,584,086	1,533,999	1,884,105	1,626,250	1,884,105	1,895,248	1,902,865	1,947,924
Total Equity	259,187	270,786	296,098	277,344	296,098	285,661	282,360	283,820
Profitability (%)								
Net Income ($000)	17,435	21,030	17,407	4,122	4,589	1,869	5,412	4,255
ROAA	0.86	1.09	0.84	0.81	0.78	0.32	0.91	0.70
ROAE	6.90	7.82	6.23	5.94	6.14	2.56	7.67	5.97
Net Interest Margin	3.19	3.45	3.35	3.34	3.48	3.54	3.48	3.42
Efficiency Ratio	73.38	72.51	70.98	68.16	72.17	67.48	65.70	66.09
Balance Sheet Ratios / Capital (%)								
Loans / Deposits	80.23	91.26	94.44	95.19	94.44	94.02	95.72	96.52
Tangible Common Equity / Tang Assets (1)(3)	12.94	13.87	11.95	13.40	11.95	11.49	11.16	10.92
Common Equity Tier 1 Capital Ratio	NA	NA	13.21	14.57	13.21	12.13	12.22	11.95
Tier 1 Risk Based Capital Ratio	20.28	19.70	15.53	16.95	15.53	14.14	14.28	13.95
Total Risk Based Capital Ratio	21.59	20.96	16.79	18.21	16.79	15.39	15.53	15.21
Tier 1 Leverage Ratio	14.86	16.45	14.41	15.84	14.41	13.45	13.18	13.07
Asset Quality (%) (2)								
NPLs / Portfolio Loans	1.57	0.67	1.15	0.98	1.15	1.25	1.23	1.31
NCOs / Avg Portfolio Loans	0.22	0.12	(0.08)	(0.09)	(0.02)	0.74	0.07	0.03
Reserves / Portfolio Loans	2.89	2.03	1.47	1.73	1.47	1.53	1.48	1.52
Reserves / NPLs	184.50	302.26	128.23	176.38	128.23	122.01	120.39	116.02
Per Share Data								
Tangible Book Value Per Share	12.97	14.02	13.98	14.49	13.98	13.97	14.20	14.33
Earnings Per Diluted Share	0.89	1.07	0.90	0.22	0.23	0.10	0.28	0.23

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Southwest Bancorp, Inc.
8 Earnings Results 9 Earnings Summary (1)This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.  Q3 '16 vs. Q2'16 ($ in thousands except per share data)9/30/166/30/169/30/15% ChangeNet interest income19,805$ 19,695$ 16,496$ 0.6%Provision for loan losses1,713 10 23 17030.0%Noninterest income4,555 3,871 4,029 17.7%Nontinterest expense16,156 15,268 14,077 5.8%Income before taxes6,491 8,288 6,425 -21.7%Taxes on income2,236 2,876 2,303 -22.3%Net income4,255$ 5,412$ 4,122$ -21.4%Pre-tax, pre-provision (1)8,350$ 8,035$ 6,466$ 3.9%Diluted earnings per share0.23$ 0.28$ 0.22$ Three Months Ended

Owner Occupied CRE $321.3 17% Non-Owner Occupied CRE $572.5 30% Residential Real Estate $216.1 12% Consumer $19.6 1% Construction & Development $184.2 10% Commercial & Industrial $566.4 30% Loan Portfolio 10  Dollars in millions unless otherwise noted.  Loans by Type Loans by Segment Owner Occupied CRE $293.4 19% Non-Owner Occupied CRE $575.9 37% Residential Real Estate $108.7 7% Consumer $20.2 1% Construction & Development $126.4 8% Commercial & Industrial $423.4 28% 9/30/2016 $1.88 billion 9/30/2015 $1.55 billion Kansas $156.7 8% Oklahoma $1,052.8 56% Colorado $64.9 4% Texas $605.7 32% Kansas $152.8 10% Oklahoma $832.3 54% Texas $563.0 36%

Owner Occupied CRE $6.7 28% Non-Owner Occupied CRE $0.9 4% Residential Real Estate $3.0 12% Consumer $0.1 0% Construction & Development $1.1 4% Commercial & Industrial $2.2 9% Energy Commercial & Industrial $5.3 22% Healthcare Commercial & Industrial $5.2 21% Nonperforming Loans 11 Dollars in millions unless otherwise noted. Nonperforming loans include non-accruals and 90 days past due loans.  By Type By Geographic Location Owner Occupied CRE $1.3 9% Non-Owner Occupied CRE $0.5 3% Residential Real Estate $1.0 7% Consumer $0.1 1% Construction & Development $0.4 3% Commercial & Industrial $6.9 45% Healthcare Commercial & Industrial $4.9 32% 9/30/2016 $24.5 million 9/30/2015 $15.1 million Kansas $0.4 2% Oklahoma $12.1 49% Arizona $5.0 20% Texas $6.8 28% Other $0.2 1% Kansas $1.2 8% Oklahoma $2.8 19% Arizona $4.7 31% Texas $6.4 42%

Loan Loss Reserve to NPL+PPL 12 30.65% 32.38% 32.87% 38.92% 65.48% 56.63% 59.78% 59.25% 43.90% 29.94% 31.00% 40.65% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16Nonperforming loans include non-accruals and 90 days past due loans. PPL is defined as potential problem loans.

Credit Risk Profile 13 Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Strong Core Deposit Franchise 14 $1.9 billion Total Deposits (9/30/16) Deposits by Type Cost of Deposits 0.40% 0.36% 0.34% 0.34% 0.32% 0.31% 0.32% 0.33% 0.37% 0.40% 0.43% 0.45% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16Non-interest Bearing Demand$550 28%Interest Bearing Demand$147 7%Money market Accounts$577 30%Savings Accounts$55 3%Time Deposits $100,000 or More$348 18%Other Time Deposits$272 14%Dollars in millions.

NIM/Cost of Funds


($000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.42%
3.33%
3.50%
3.44%
3.52%
3.25%
3.31%
3.34%
3.48%
3.54%
3.48%
3.42%
0.40%
0.36%
0.34%
0.34%
0.32%
0.31%
0.32%
0.33%
0.37%
0.40%
0.43%
0.45%
Q4 '13
Q1 '14
Q2'14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Net Interest Income
Cost of Deposits
Net Interest Margin

Southwest Bancorp, Inc.
15

Noninterest Income



$8,246
$4,576
$4,555
$4,029
$4,179
$3,871
$3,068
$3,025
$3,084
$3,409
$3,415
$2,840
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Southwest Bancorp, Inc.
16

Noninterest Expense



$15,065
$14,107
$15,332
$13,358
$14,115
$13,082
$13,982
$14,077
$17,099
$15,996
$15,268
$16,156
12/31/13
3/3/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16
Salaries and Employee Benefits
Occupancy
General and Administrative
Other

Dollars in thousands.

Southwest Bancorp, Inc.
17

Strong Capital Position 18 Tier 1 Leverage Ratio Common Equity Tier 1 Note: 3/31/15 calculated consistent with Basel III; previous figures consistent with General Risk-based Rules. Tier 1 Risk-based Capital Ratio Total Risk-Based Capital Ratio 6.5% Well Capitalized 8.0% Well Capitalized 10.0% Well Capitalized 5.0% Well Capitalized 15.0% 14.9% 16.5% 15.8% 16.1% 15.8% 14.4% 13.5% 13.2% 13.1% 0.0%5.0%10.0%15.0%20.0%25.0%12/31/1212/31/1312/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/1621.6% 21.6% 21.0% 19.4% 19.1% 18.2% 16.6% 15.4% 15.5% 15.2% 0.0%5.0%10.0%15.0%20.0%25.0%12/31/1212/31/1312/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/1620.3% 20.3% 19.7% 18.1% 17.8% 17.0% 15.3% 14.1% 14.2% 14.0% 0.0%5.0%10.0%15.0%20.0%25.0%12/31/1212/31/1312/31/143/31/156/30/159/30/1512/31/153/31/166/30/1

69/30/1615.2% 17.2% 16.9% 15.5% 15.3% 14.6% 13.2% 12.1% 12.2% 12.0% 0.0%5.0%10.0%15.0%20.0%25.0%12/31/1212/31/1312/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/162016 Priorities Maintain strong credit quality along with conservative balance sheet and risk management. Continue appropriate growth in the commercial banking sector. Grow deposit base commensurate with loan growth. Focus on fee based income growth in mortgage, consumer and treasury. Assess, manage and add talent where available and appropriate throughout the organization. Drive growth in the healthcare banking segment. Deploy capital in a manner that grows the organization and enhances shareholder value. Manage expenses to drive operating efficiency improvements. Ensure that the repurchase and dividend programs are providing the best shareholder returns.  19

ADDITIONAL FINANCIAL INFORMATION 20

Quarterly Net Income



$6.8
$3.7
$6.2
$5.3
$5.9
$4.5
$4.2
$4.1
$4.6
$1.9
$5.4
$4.3
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16

Dollars in millions.

Southwest Bancorp, Inc.
21

Quarterly Pre-Tax, Pre-Provision Income 22  $4.1  $5.0  $5.1 (1)  $5.2 $5.8 (2)  $5.1  $5.3  $6.5  $6.4  $7.5  $8.0  $8.4 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16Dollars in millions. (1) Excludes gain on sale of branches. (2) Excludes gain on sale of private equity security.

Quarterly Net Interest Margin 23 3.42% 3.33% 3.50% 3.44% 3.52% 3.25% 3.31% 3.34% 3.48% 3.54% 3.48% 3.42% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16

Total Loans by Segment



$199.0
$366.7
$705.2
$170.7
$372.0
$777.4
$145.2
$408.4
$798.1
$142.5
$424.6
$800.2
$146.0
$460.7
$793.3
$145.3
$478.0
$814.9
$146.0
$493.0
$810.4
$152.8
$563.0
$832.3
$38.8
$150.5
$580.5
$48.1
$161.0
$560.4
$47.1
$158.1
$577.3
$64.9
$156.7
$605.7
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

Southwest Bancorp, Inc.
24

Potential Problem Loans by Segment



$5.7
$65.1
$29.0
$4.2
$58.4
$29.2
$3.2
$57.0
$23.9
$1.9
$38.6
$23.9
$2.8
$6.3
$25.0
$2.7
$9.5
$26.7
$2.6
$9.2
$23.2
$2.1
$4.1
$23.6
$2.8
$2.0
$4.2
$30.2
$2.7
$3.6
$18.8
$43.4
$0.8
$2.7
$17.7
$43.1
$0.7
$2.7
$21.0
$21.0
12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/3/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16
Oklahoma Texas Kansas Colorado

Dollars in millions.

Southwest Bancorp, Inc.
25

Provision for Loan Loss


$4.38
$1.71
$0.02
$0.01
$(0.99)
$(0.36)
$(2.90)
$(2.39)
$(1.89)
$(1.14)
$(0.57)
$(6.50)
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16
9/30/16

Dollars in millions.

Southwest Bancorp, Inc.
26

Loan Loss Reserve to Total Portfolio Loans 27 2.89% 2.66% 2.46% 2.27% 2.03% 1.91% 1.82% 1.73% 1.47% 1.53% 1.48% 1.52% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16

Loan Loss Reserve to Nonperforming Loans 28 184.50% 217.13% 200.77% 205.29% 302.26% 297.78% 295.03% 176.38% 128.23% 122.01% 120.39% 116.02% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/166/30/169/30/16

APPENDIX 29

The subsequent tables present non-GAAP reconciliations of the following calculations:  –Tangible Common Equity (TCE) to Tangible Assets (TA) ratio –Tangible Book Value per Share –Pre-tax, Pre-provision Income  30

TCA to TA and Tangible Book Value Per Share

	12/31/2013	12/31/2014	12/31/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016
Total Equity	$ 259,187	$ 270,786	$ 296,098	$ 277,344	$ 296,098	$ 285,661	$ 282,360	$ 283,820
Less Goodwill & Core Deposits	3,272	1,744	16,361	1,556	16,361	16,201	16,051	15,983
TCE	$ 255,915	$ 269,042	$ 279,737	$ 275,788	$ 279,737	$ 269,460	$ 266,309	$ 267,837
Total Assets	$1,981,423	$1,942,034	$2,357,022	$2,059,899	$2,357,022	$2,360,819	$2,402,262	$2,468,042
Less Goodwill & Core Deposits	3,272	1,744	16,361	1,556	16,361	16,201	16,051	15,983
TA	$1,978,151	$1,940,290	$2,340,661	$2,058,343	$2,340,661	$2,344,618	$2,386,211	$2,452,059
Common Equity to Assets	13.08%	13.94%	12.56%	13.46%	12.56%	12.10%	11.75%	11.50%
TCE to TA	**12.94%**	**13.87%**	**11.95%**	**13.40%**	**11.95%**	**11.49%**	**11.16%**	**10.92%**
Shares outstanding	19,732,926	19,193,059	20,006,802	19,032,719	20,006,802	19,285,045	18,750,783	18,685,385
Book Value per Common Share	$ 13.13	$ 14.11	$ 14.80	$ 14.57	$ 14.80	$ 14.81	$ 15.06	$ 15.19
Tangible BV per Share	**$ 12.97**	**$ 14.02**	**$ 13.98**	**$ 14.49**	**$ 13.98**	**$ 13.97**	**$ 14.20**	**$ 14.33**

Pre-tax, Pre-provision Income

	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016
Net Income	$ 6,832	$ 3,691	$ 6,152	$ 5,288	$ 5,899	$ 4,535	$ 4,161	$ 4,122	$ 4,589	$ 1,869	$ 5,412	$ 4,255
Taxes on income	4,310	2,214	3,691	3,172	3,540	2,720	2,193	2,303	2,577	1,015	2,876	2,236
Provision	(6,502)	(986)	(355)	(2,897)	(2,386)	(1,887)	(1,136)	23	(566)	4,375	10	1,713
Provions for unfunded	(502)	85	12	(327)	(150)	(225)	115	18	(163)	215	(263)	146
Pre-tax, Pre-provision Income	$ 4,138	$ 5,004	$ 9,500	$ 5,236	$ 6,903	$ 5,143	$ 5,333	$ 6,466	$ 6,437	$ 7,474	$ 8,035	$ 8,350
Gain on sale of bank branches			$ 4,378									
Gain on sale of private equity security					$ 1,120							
Adjusted Pre-tax, Pre-provision Income			$ 5,122		$ 5,783							

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.
31